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                                                                    Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 3, 2000 in The Bon-Ton Stores, Inc.'s Form 10-K for the year ended January 29, 2000 and to all references to our Firm included in this registration statement.



/s/ Arthur Andersen LLP

    Philadelphia, PA
    September 29, 2000